UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             October 20, 2006

ML Macadamia Orchards, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26-238 Hawaii Belt Road, Hilo, Hawaii		96720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     808-969-8057

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

As announced by ML Macadamia Orchards, L. P. in a press release on October 20, 2006, the Partnership has signed a non-binding letter of intent to purchase substantially all of the assets of MacFarms of Hawaii, LLC and lease the 3,912 acre macadamia orchard owned by Kapua Orchard Estates, LLC (“Kapua”), an affiliate of MacFarms.

EXHIBIT INDEX

Exhibits

99.1 Press Release “ML Macadamia Orchards, L. P. Signs Letter of Intent”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML Macadamia Orchards, L.P.
(Registrant)
Date: October 20, 2006
	By:	ML Resources, Inc. Managing General Partner

	By:	/s/ Dennis J. Simonis
Dennis J. Simonis President and Chief Executive Officer